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                                                                   EXHIBIT 10.55



                                AMENDMENT NO. 1

                                       TO

                              EMPLOYMENT AGREEMENT


          This Amendment No. 1 to the Employment Agreement dated as of November 4, 1996 (the "Employment Agreement") is made and entered into as of the _ day of February _, 1997 among A I M Management Group Inc., a Delaware corporation (the "Company"), INVESCO PLC, a public company incorporated under the laws of England, to be known as AMVESCO PLC following the business combination described in the Employment Agreement ("AMVESCO") , and Scott G. Lucas, a resident of Texas ("Global Partner").

          WHEREAS, the Company, AMVESCO and Global Partner entered into the Employment Agreement; and

          WHEREAS, the Company, AMVESCO and Global Partner now desire to amend the Employment Agreement in certain respects.

          NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and in the Employment Agreement and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

          19. Section 4(g) of the Employment Agreement shall be amended to read in full as follows:

          (g) Except as specifically provided in Section 4(e)(ii) hereof, this Agreement does not pertain to or modify any option plan or option agreement.


          20. Except as set forth herein, all provisions of the Employment Agreement shall remain in full force and effect.

          21. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same agreement.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 1 to be executed under seal as of the day and year first above written.

                                    A I M Management Group Inc.


                                    By:/s/ ROBERT H. GRAHAM
                                       ----------------------------------------
                                    Title: President



                                    INVESCO PLC


                                    By: /s/ ROBERT F. McCULLOUGH
                                       ----------------------------------------
                                    Title:  CFO
                                       ----------------------------------------



                                    Global Partner

                                    /s/ SCOTT G. LUCAS
                                    -------------------------------------------
                                    Scott G. Lucas





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